UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 19, 2012

Seals Entertainment Corporation

(Exact name of registrant as specified in its charter)

Delaware	333-152376	26-2691611
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No)

3340 Peachtree Road, N.E., Suite 1800

Atlanta, Georgia 30326

_______________________________________

(Address of principal executive offices) (Zip Code)

(404) 222-6400

_______________________________

(Registrant’s telephone number, including area code)

GLOBAL SMART ENERGY, INC.

________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 14, 2012, Global Smart Energy, Inc. (the “Company”) sent to the Division of Corporations, Amendment Section, Delaware Secretary of State an Amendment specifying a name change from Global Smart Energy, Inc. to Seals Entertainment Corporation.

(c) Exhibits

Exhibit No.	Description

3.1	Amendment to Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Seals Entertainment Corporation

Dated: June 19, 2012	By:	/s/ E. Lamar “Lou” Seals, III
E. Lamar “Lou” Seals, III Title: Chairman & CEO